UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 001-14498               13-3612110
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)      Identification Number)

       42 West 39th Street, New York, New York               10018
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      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

On February 17, 2005, Barry Erdos and Chris McCann were appointed to the Company's Board of Directors. Messrs. Erdos and McCann replaced Robert Stevens and Josephine Esquivel. Mr. Stevens and Ms. Esquivel resigned from the Company's Board of Directors effective as of February 16, 2005 and February 17, 2005, respectively. Messrs. Erdos and McCann will both serve on the Audit Committee of the Company's Board of Directors, and Mr. Erdos will be the Chairman of the committee.

Mr. Erdos, age 60, has served as President and Chief Operating Officer of Build a Bear Workshop, Inc. since April 2004. Mr. Erdos was the Chief Operating Officer and a director of Ann Taylor Stores Corporation and Ann Taylor Inc., a women's apparel retailer, from November 2001 to April 2004. He was Executive Vice President, Chief Financial Officer and Treasurer of Ann Taylor Stores Corporation and Ann Taylor Inc. from 1999 to 2001. Prior to that, he was Chief Operating Officer of J. Crew Group, Inc., a specialty retailer of apparel, shoes and accessories, from 1998 to 1999.

Mr. McCann, age 44, has been the President of 1-800-flowers since September 2000 and prior to that was that company's Senior Vice President. Mr. McCann has been a Director of 1-800-flowers since its inception. Mr. McCann serves on the board of directors of Neoware, Inc. and is a member of the Board of Trustees of the Marist College.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company on February 22, 2005 announcing the appointment of Messrs. Erdos and McCann.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press Release Issued on February 22, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUEFLY, INC.
                                            (Registrant)


Date: February 22, 2005                     By:/s/ Patrick C. Barry
                                               ---------------------------------
                                            Name:  Patrick C. Barry
                                            Title: Chief Operating Officer and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1    Press Release Issued on February 22, 2005.